SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities

                              Exchange Act of 1934

                                October 27, 1999

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                (Date of Report, date of earliest event reported)

                           TITANIUM METALS CORPORATION

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             (Exact name of Registrant as specified in its charter)

    Delaware                    0-28538                     13-5630895

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  (State or other             (Commission                 (IRS Employer
   jurisdiction of             File Number)                Identification
   incorporation)                                          Number)

                   1999 Broadway, Suite 4300, Denver, CO 80202
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               (Address of principal executive offices) (Zip Code)

                                 (303) 296-5600

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              (Registrant's telephone number, including area code)

                                 Not Applicable

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             (Former name or address, if changed since last report)


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ITEM 5:  OTHER EVENTS

         On October 27, 1999 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant regarding Registrant's 3rd quarter 1999 results.

ITEM 7:    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (C) EXHIBITS

           Item No.   Exhibit List

           --------   ---------------------------------------------------------

           99.1       Press release dated October 27, 1999 issued by Registrant



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           TITANIUM METALS CORPORATION

                                  (Registrant)

                          BY: /S/ ROBERT E. MUSGRAVES

                               Robert E. Musgraves
                               Vice President, General Counsel
                                  and Secretary

Date: October 27, 1999